Exhibit 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Coram Healthcare Corporation (the “Company”) on Form 10-Q for the three and nine months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allen J. Marabito, Executive Vice President and principal executive officer fulfilling the duties and responsibilities of president and chief executive officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALLEN J. MARABITO
Allen J. Marabito
Executive Vice President, Secretary and Principal
Executive Officer Fulfilling the Duties and Responsibilities
of President and Chief Executive Officer of the Corporation

November 19, 2004